EXHIBIT 32

                               CERTIFICATION UNDER
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     To my knowledge, this report on Form 10-QSB (the "Report") for Peoples Bankcorp, Inc. (the "Company") for the six months ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

                                 PEOPLES BANKCORP, INC.

                                 By:/s/Robert E. Wilson
                                    ---------------------------------------
                                    Robert E. Wilson
                                    President, Chief Executive Officer and Chief
                                    Financial Officer


Date:  August 13, 2003